SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) - December 1, 2001

MELLON FINANCIAL CORPORATION
(Exact name of registrant as specified in charter)

Pennsylvania (State or other jurisdiction of incorporation)	1-7410 (Commission File Number)	25-1233834 (I.R.S. Employer Identification No.)

	One Mellon Center 500 Grant Street Pittsburgh, Pennsylvania (Address of principal executive offices)	15258 (Zip code)

Registrant's telephone number, including area code - (412) 234-5000

ITEM 2.	ACQUISITION OR DISPOSITION OF ASSETS

Effective as of December 1, 2001, Mellon Financial Corporation (the "Corporation") completed the previously announced sale of its mid-Atlantic region consumer, small business and certain middle market banking operations to Citizens Financial Group, Inc. ("Citizens"). The cash purchase price premium received by the Corporation was approximately $2.1 billion, a 16% premium on deposits. The Corporation expects to report an after-tax gain of approximately $900 million in the fourth quarter from the transaction.

ITEM 7.	FINANCIAL STATEMENTS AND EXHIBITS

(b) Pro forma financial information.

The balance sheets and income statements included in the Corporation's Quarterly Reports on Form 10-Q for the quarterly periods ended June 30, 2001 and September 30, 2001 reported, on a discontinued operations basis, the financial results of the businesses sold in the transaction reported under Item 2 above, as well as certain other businesses (including the Mellon Leasing Corporation businesses that served mid-to-large corporations and vendors of small ticket equipment, Mellon Business Credit, and the Corporation's jumbo and other consumer mortgage businesses). In accordance with generally accepted accounting principles, earnings and net assets or liabilities of those businesses were shown separately as discontinued operations in such income statements and balance sheets, respectively, for all periods presented. Such balance sheets and income statements are incorporated herein by reference. In light of such treatment in the Corporation's historical financial statements, separate pro forma balance sheets and income statements for the transaction described in Item 2 above are not included herein.

(c) Exhibits.

Exhibit Number	Description

2.1	Purchase of Assets and Liability Assumption Agreement dated as of July 16, 2001 by and between Mellon Financial Corporation and Citizens Financial Group, Inc., filed as Exhibit 10.1 to Mellon Financial Corporation's Current Report on Form 8-K dated July 16, 2001 and incorporated herein by reference thereto.

2.2	Omnibus Side Letter dated December 1, 2001 between Citizens Financial Group, Inc. and Mellon Financial Corporation, filed herewith.

2.3	Amended and Restated Non-Compete Subsections dated December 1, 2001 between Citizens Financial Group, Inc. and Mellon Financial Corporation, filed herewith.

99.1	Mellon Financial Corporation Press Release, dated December 1, 2001, announcing the matter referenced in Item 2 above.

99.2	Unaudited balance sheets of Mellon Financial Corporation as of June 30, 2001, December 31, 2000 and June 30, 2000 and unaudited income statements of Mellon Financial Corporation for the three and six month periods ended June 30, 2001 and the three and six month periods ended June 30, 2000, included in the Quarterly Report on Form 10-Q of Mellon Financial Corporation for the quarter ended June 30, 2001 and incorporated herein by reference thereto.

99.3	Unaudited balance sheets of Mellon Financial Corporation as of September 30, 2001, December 31, 2000 and September 30, 2000 and unaudited income statements of Mellon Financial Corporation for the three and nine month periods ended September 30, 2001 and the three and nine month periods ended September 30, 2000, included in the Quarterly Report on Form 10-Q of Mellon Financial Corporation for the quarter ended September 30, 2001 and incorporated herein by reference thereto.

  SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MELLON FINANCIAL CORPORATION

Date: December 13, 2001	By:	/s/ MICHAEL A. BRYSON
Michael A. Bryson Chief Financial Officer and Treasurer

EXHIBIT INDEX
Number	Description	Method of Filing

2.1	Purchase of Assets and Liability Assumption Agreement dated as of July 16, 2001 by and between Mellon Financial Corporation and Citizens Financial Group, Inc.	Filed as Exhibit 10.1 to Mellon Financial Corporation's Current Report on Form 8-K dated July 16, 2001 and incorporated herein by reference thereto.

2.2	Omnibus Side Letter dated December 1, 2001 between Citizens Financial Group, Inc. and Mellon Financial Corporation.	Filed herewith.

2.3	Amended and Restated Non-Compete Subsections dated December 1, 2001 between Citizens Financial Group, Inc. and Mellon Financial Corporation.	Filed herewith.

99.1	Press Release dated December 1, 2001.	Filed herewith.

99.2	Unaudited balance sheets of Mellon Financial Corporation
  as of June 30, 2001, December 31, 2000 and June 30, 2000
  and unaudited income statements of Mellon Financial
  Corporation for the three and six month periods ended
  June 30, 2001 and the three and six month periods
	ended June 30, 2000.	Included in the Quarterly Report on Form 10-Q of Mellon Financial Corporation for the quarter ended June 30, 2001 and incorporated herein by reference thereto.

99.3	Unaudited balance sheets of Mellon Financial Corporation
  as of September 30, 2001, December 31, 2000 and
  September 30, 2000 and unaudited income
  statements of Mellon Financial Corporation for
  the three and nine month periods ended
  September 30, 2001 and the three and nine
	month periods ended September 30, 2000.	Included in the Quarterly Report on Form 10-Q of Mellon Financial Corporation for the quarter ended September 30, 2001 and incorporated herein by reference thereto.